EXHIBIT 6(a)

                  CONSENT OF ERNST & YOUNG INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated January 6, 1998 in this Amendment No. 1 to the Registration Statement (Form S-6 No. 333-42869) and related Prospectus of Delaware Group Unit Investment Trust, Series 15.

                                                              ERNST & YOUNG LLP,

Philadelphia, Pennsylvania
January 6, 1998